                 ARCADIA  AUTOMOBILE  RECEIVABLES TRUST  1998 - D

                        MONTHLY  SERVICER'S  CERTIFICATE

         Accounting Date:                                  December 31, 1998
                                                 ---------------------------
         Determination Date:                                 January 7, 1999
                                                 ---------------------------
         Distribution Date:                                 January 15, 1999
                                                 ---------------------------
         Monthly Period Ending:                            December 31, 1998
                                                 ---------------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of November 1, 1998, among Arcadia Automobile Receivables Trust, 1998-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

   I.    Collection  Account  Summary

         Available Funds:
                       Payments Received                                                    $6,914,676.20
                       Liquidation Proceeds (excluding Purchase Amounts)                           $58.44
                       Current Monthly Advances                                                 31,181.03
                       Amount of withdrawal, if any, from the Spread Account                        $0.00
                       Monthly Advance Recoveries                                               (1,961.26)
                       Purchase Amounts-Warranty and Administrative Receivables               $205,478.49
                       Purchase Amounts - Liquidated Receivables                                    $0.00
                       Income from investment of funds in Trust Accounts                       $19,606.64
                                                                                        -----------------
         Total Available Funds                                                                                   $7,169,039.54
                                                                                                             -----------------
                                                                                                             -----------------


         Amounts Payable on Distribution Date:

                       Reimbursement of Monthly Advances                                            $0.00
                       Backup Servicer Fee                                                          $0.00
                       Basic Servicing Fee                                                    $150,783.06
                       Trustee and other fees                                                       $0.00
                       Class A-1  Interest Distributable Amount                                     $0.00
                       Class A-2  Interest Distributable Amount                                     $0.00
                       Class A-3  Interest Distributable Amount                               $265,833.33
                       Class A-4  Interest Distributable Amount                               $464,310.27
                       Noteholders' Principal Distributable Amount                          $4,205,413.03
                       Amounts owing and not paid to Security Insurer under
                          Insurance Agreement                                                       $0.00
                       Supplemental Servicing Fees (not otherwise paid to Servicer)                 $0.00
                       Spread Account Deposit                                               $2,082,699.84
                                                                                        -----------------
         Total Amounts Payable on Distribution Date                                                              $7,169,039.54
                                                                                                             -----------------
                                                                                                             -----------------


                                Page 1 (1998-D)


  II.    Available  Funds

         Collected Funds (see V)
                          Payments Received                                                $6,914,676.20
                          Liquidation Proceeds (excluding Purchase Amounts)                       $58.44       $6,914,734.64
                                                                                       ----------------

         Purchase Amounts                                                                                        $205,478.49

         Monthly Advances
                          Monthly Advances - current Monthly Period (net)                    $29,219.77
                          Monthly Advances - Outstanding Monthly Advances
                            not otherwise reimbursed to the Servicer                              $0.00           $29,219.77
                                                                                       ----------------

         Income from investment of funds in Trust Accounts                                                        $19,606.64
                                                                                                             -----------------

         Available Funds                                                                                       $7,169,039.54
                                                                                                             -----------------
                                                                                                             -----------------

  III.   Amounts  Payable  on  Distribution  Date

            (i)(a)      Taxes due and unpaid with respect to the Trust
                        (not otherwise paid by AFL or the Servicer)                                                    $0.00

            (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                        to Servicer and to be reimbursed on the Distribution Date)                                     $0.00

            (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to
                        Servicer)                                                                                      $0.00

             (ii)       Accrued and unpaid fees (not otherwise paid by AFL or
                        the Servicer):
                          Owner Trustee                                                           $0.00
                          Administrator                                                           $0.00
                          Indenture Trustee                                                       $0.00
                          Indenture Collateral Agent                                              $0.00
                          Lockbox Bank                                                            $0.00
                          Custodian                                                               $0.00
                          Backup Servicer                                                         $0.00
                          Collateral Agent                                                        $0.00                $0.00
                                                                                       ----------------

           (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                     $150,783.06

           (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                   $0.00

           (iii)(c)     Servicer reimbursements for mistaken deposits or postings
                        of checks returned for insufficient funds (not otherwise
                        reimbursed  to Servicer)                                                                       $0.00

             (iv)       Class A-1  Interest Distributable Amount                                                       $0.00
                        Class A-2  Interest Distributable Amount                                                       $0.00
                        Class A-3  Interest Distributable Amount                                                 $265,833.33
                        Class A-4  Interest Distributable Amount                                                 $464,310.27

              (v)       Noteholders' Principal Distributable Amount

                           Payable to Class A-1 Noteholders                                                    $2,102,706.52
                           Payable to Class A-2 Noteholders                                                            $0.00
                           Payable to Class A-3 Noteholders                                                            $0.00
                           Payable to Class A-4 Noteholders                                                    $2,102,706.52

             (vii)      Unpaid principal balance of the Class A-1 Notes after
                        deposit to the Note Distribution Account of any funds
                        in the Class A-1 Holdback Subaccount
                        (applies only on the Class A-1 Final Scheduled Distribution Date)                              $0.00

             (ix)       Amounts owing and not paid to the Security Insurer under
                        Insurance Agreement                                                                            $0.00
                                                                                                             -----------------

                        Total amounts payable on Distribution Date                                             $5,086,339.70
                                                                                                             -----------------
                                                                                                             -----------------


                                Page 2 (1998-D)


  IV.    Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
         Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
         Class A-1 Maturity Shortfall

         Spread Account deposit:

                     Amount of excess, if any, of Available Funds
                      over total amounts payable (or amount of such
                      excess up to the Spread Account Maximum Amount)                                               $2,082,699.84

         Reserve Account Withdrawal on any Determination Date:

                     Amount of excess, if any, of total amounts payable over Available Funds
                      (excluding amounts payable under item (vii) of Section III)                                           $0.00

                     Amount available for withdrawal from the Reserve
                      Account (excluding the Class A-1 Holdback
                      Subaccount), equal to the difference between the
                      amount on deposit in the Reserve Account and the
                      Requisite Reserve Amount (amount on deposit in the
                      Reserve Account calculated taking into account any
                      withdrawals from or deposits to the Reserve Account
                      in respect of transfers of Subsequent Receivables)                                                    $0.00

                     (The amount of excess of the total amounts payable
                      (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve
                      Account (excluding the Class A-1 Holdback
                      Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                     Amount of withdrawal, if any, from the Reserve Account                                                 $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                     Amount by which (a) the remaining principal balance of the Class A-1 Notes
                     exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III              $0.00

                     Amount available in the Class A-1 Holdback Subaccount                                                  $0.00

                     (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds
                     (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture
                     Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                     Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                   $0.00

         Deficiency Claim Amount:

                     Amount of excess, if any, of total amounts payable over funds available for withdrawal
                     from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                            $0.00

                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                     Section III and pursuant to a withdrawal from the Class
                     A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

                     Amount of excess, if any, on the Distribution Date on
                     or immediately following the end of the Funding Period,
                     of (a) the sum of the Class A-1 Prepayment Amount, the
                     Class A-2 Prepayment Amount, the Class A-3 Prepayment
                     Amount, the Class A-4 Prepayment Amount,
                     over, (b) the amount on deposit in the Pre-Funding Account                                             $0.00


         Class A-1 Maturity Shortfall:

                     Amount of excess, if any, on the Class A-1 Final
                     Scheduled Distribution Date, of (a) the unpaid
                     principal balance of the Class A-1 Notes over (b) the
                     sum of the amounts deposited in the Note Distribution
                     Account under item (v) and (vii) of Section III or
                     pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                       $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
         Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
         A-1 Maturity Shortfall.)


                                 Page 3 (1998-D)


   V.    Collected Funds

         Payments Received:
                        Supplemental Servicing Fees                                                         $0.00
                        Amount allocable to interest                                                 3,012,288.01
                        Amount allocable to principal                                                3,902,388.19
                        Amount allocable to Insurance Add-On Amounts                                        $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed to the
                         Servicer prior to deposit in the Collection Account)                               $0.00
                                                                                                -----------------

         Total Payments Received                                                                                      $6,914,676.20

         Liquidation Proceeds:

                        Gross amount realized with respect to Liquidated Receivables                        58.44

                        Less: (i) reasonable expenses incurred by Servicer
                         in connection with the collection of such Liquidated
                         Receivables and the repossession and disposition
                         of the related Financed Vehicles and (ii) amounts
                         required to be refunded to Obligors on such Liquidated Receivables                     -
                                                                                                -----------------

         Net Liquidation Proceeds                                                                                            $58.44

         Allocation of Liquidation Proceeds:
                        Supplemental Servicing Fees                                                         $0.00
                        Amount allocable to interest                                                        $0.00
                        Amount allocable to principal                                                       $0.00
                        Amount allocable to Insurance Add-On Amounts                                        $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed to the
                         Servicer prior to deposit in the Collection Account)                               $0.00             $0.00
                                                                                                -----------------   ---------------

         Total Collected Funds                                                                                        $6,914,734.64
                                                                                                                    ---------------
                                                                                                                    ---------------
  VI.    Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                              $0.00
                        Amount allocable to interest                                                        $0.00
                        Amount allocable to principal                                                       $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed to the
                         Servicer prior to deposit in the Collection Account)                               $0.00

         Purchase Amounts - Administrative Receivables                                                                  $205,478.49
                        Amount allocable to interest                                                        $0.00
                        Amount allocable to principal                                                 $205,478.49
                        Amount allocable to Outstanding Monthly Advances (reimbursed to the
                         Servicer prior to deposit in the Collection Account)                               $0.00
                                                                                                -----------------

         Total Purchase Amounts                                                                                         $205,478.49
                                                                                                                    ---------------
                                                                                                                    ---------------

  VII.   Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                                         $0.00

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                        Payments received from Obligors                                                ($1,961.26)
                        Liquidation Proceeds                                                                $0.00
                        Purchase Amounts - Warranty Receivables                                             $0.00
                        Purchase Amounts - Administrative Receivables                                       $0.00
                                                                                                -----------------

         Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                        ($1,961.26)

         Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                       ($1,961.26)

         Remaining Outstanding Monthly Advances                                                                          ($1,961.26)

         Monthly Advances - current Monthly Period                                                                       $31,181.03
                                                                                                                    ---------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                      $29,219.77
                                                                                                                    ---------------
                                                                                                                    ---------------


                                 Page 4 (1998-D)


 VIII.   Calculation of Interest and Principal Payments

A.  Calculation  of  Principal  Distribution  Amount

       Payments received allocable to principal                                                                       $3,902,388.19
       Aggregate of Principal Balances as of the Accounting Date of all
        Receivables that became Liquidated Receivables
        during the Monthly Period                                                                                        $97,546.35
       Purchase Amounts - Warranty Receivables allocable to principal                                                         $0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                             $205,478.49
       Amounts withdrawn from the Pre-Funding Account                                                                         $0.00
       Cram Down Losses                                                                                                       $0.00
                                                                                                                    ---------------

       Principal Distribution Amount                                                                                  $4,205,413.03
                                                                                                                    ---------------
                                                                                                                    ---------------

B.  Calculation of Class A-1 Interest Distributable Amount

        Class A-1 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-1 Noteholders on such Distribution Date)                      $11,614,571.12

        Multiplied by the Class A-1 Interest Rate                                                     5.4820%

        Multiplied by actual days in the period or in the case of the
         first Distribution Date, by 26/360                                                        0.00000000                 $0.00
                                                                                          -------------------

        Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                $0.00
                                                                                                                    ---------------

        Class A-1 Interest Distributable Amount                                                                               $0.00
                                                                                                                    ---------------
                                                                                                                    ---------------

C.  Calculation of Class A-2 Interest Distributable Amount

        Class A-2 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-2 Noteholders on such Distribution Date)                      $32,000,000.00

        Multiplied by the Class A-2 Interest Rate                                                      5.564%

        Multiplied by actual days in the period or in the case of the
         first Distribution Date, by 26/360                                                        0.00000000                 $0.00
                                                                                          -------------------

        Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                $0.00
                                                                                                                    ---------------

        Class A-2 Interest Distributable Amount                                                                               $0.00
                                                                                                                    ---------------
                                                                                                                    ---------------

D.  Calculation of Class A-3 Interest Distributable Amount

        Class A-3 Monthly Interest Distributable Amount:

        Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-3 Noteholders on such Distribution Date)                      $55,000,000.00

        Multiplied by the Class A-3 Interest Rate                                                      5.800%

        Multiplied by 1/12 or in the case of the first Distribution Date, by 26/360                0.08333333           $265,833.33
                                                                                          -------------------

        Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                $0.00
                                                                                                                    ---------------

        Class A-3 Interest Distributable Amount                                                                         $265,833.33
                                                                                                                    ---------------
                                                                                                                    ---------------

E.  Calculation of Class A-4 Interest Distributable Amount

        Class A-4 Monthly Interest Distributable Amount:
         Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-4 Noteholders on such Distribution Date)                      $98,614,571.12

        Multiplied by the Class A-4 Interest Rate                                                      5.650%

        Multiplied by 1/12 or in the case of the first Distribution Date, by 26/360                0.08333333           $464,310.27
                                                                                          -------------------

        Plus any unpaid Class A-4 Interest Carryover Shortfall                                                                $0.00
                                                                                                                    ---------------

        Class A-4 Interest Distributable Amount                                                                         $464,310.27
                                                                                                                    ---------------
                                                                                                                    ---------------


                                 Page 5 (1998-D)


G.  Calculation of Noteholders' Interest Distributable Amount

        Class A-1 Interest Distributable Amount                                                $0.00
        Class A-2 Interest Distributable Amount                                                $0.00
        Class A-3 Interest Distributable Amount                                          $265,833.33
        Class A-4 Interest Distributable Amount                                          $464,310.27


        Noteholders' Interest Distributable Amount                                                                      $730,143.61
                                                                                                                    ---------------
                                                                                                                    ---------------

H.  Calculation of Noteholders' Principal Distributable Amount:

        Noteholders' Monthly Principal Distributable Amount:

        Principal Distribution Amount                                                  $4,205,413.03

        The Class A-4 Notes will be entitled to receive 50.00% of the Principal
        Distributable Amount on each Distribution Date. The Class A-1, Class
        A-2 Notes, and Class A-3 Notes are "sequential pay" classes which collectively will receive 50.00% of the Principal Distribution Amount on each Distribution Date, first to the principal balance of the Class
        A-1 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-2 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-3 Notes until such principal balance is reduced to zero.

                                                                                                                      $4,205,413.03

        Unpaid Noteholders' Principal Carryover Shortfall                                                                     $0.00
                                                                                                                    ---------------

        Noteholders' Principal Distributable Amount                                                                   $4,205,413.03
                                                                                                                    ---------------
                                                                                                                    ---------------

I.  Application of Noteholders' Principal Distribution Amount:

        Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes, Class A-2 Notes, or Class A-3 Notes
         (see item H above)                                                                    50.00%                 $2,102,706.52
                                                                                     ----------------               ---------------
                                                                                                                    ---------------

        Amount of Noteholders' Principal Distributable Amount payable to
         Class A-4 Notes                                                                       50.00%                 $2,102,706.52
                                                                                     ----------------               ---------------
                                                                                                                    ---------------

  IX.   Pre-Funding Account

        A.  Withdrawals from Pre-Funding Account:

        Amount on deposit in the  Pre-Funding Account as of the preceding
         Distribution Date or, in the case of the first Disrtibution Date,
         as of the Closing Date                                                                                      $52,477,399.18
                                                                                                                    ---------------

                                                                                                                     $52,477,399.18
                                                                                                                    ---------------
                                                                                                                    ---------------

        Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
           Transfer Date (an amount equal to (a) $0 (the aggregate Principal
           Balance of Subsequent Receivables transferred to the Trust) plus (b)
           $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the
           Pre-Funded Amount after giving effect to transfer of
           Subsequent Receivables over (ii) $0))                                                                    ($52,477,399.18)

        Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the January 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
           Account has been reduced to $100,000 or less as of the Distribution
           Date (see B below)                                                                                                 $0.00
                                                                                                                    ---------------

        Amount remaining on deposit in the Pre-Funding Account after
         Distribution Date                                                                      $0.00
                                                                                     ----------------
                                                                                                                              $0.00
                                                                                                                    ---------------
                                                                                                                    ---------------

        B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

        Amount withdrawn from the Pre-Funding Account as a result of the
         Pre-Funded Amount not being reduced to zero on the Distribution Date
         on or immediately preceding the end of the Funding Period.                                                           $0.00


                                 Page 6 (1998-D)


   X.    Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes,
          Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
         Product of (x) weighted average of the Class A-1, A-2, A-3, and A-4 Interest Rates

         (based on outstanding Class A-1, A-2, A-3, and A-4 principal balances), divided by 360             5.6702%
         (y) (the Pre-Funded Amount on such Distribution Date)                                                 0.00
         (z) (the number of days until the January 1999 Distribution Date)                                        8
                                                                                                                              $0.00

         Less the product of (x) 2.5% divided by 360,                                                        2.500%
         (y) the Pre-Funded Amount on such Distribution Date and,                                              0.00
         (z) (the number of days until the January 1999 Distribution Date)                                        8           $0.00
                                                                                                                    ---------------

         Requisite Reserve Amount                                                                                             $0.00
                                                                                                                    ---------------
                                                                                                                    ---------------

         Amount on deposit in the Reserve Account (other than the Class A-1
          Holdback Subaccount) as of the preceding Distribution Date or, in
          the case of the first Distribution Date, as of the Closing Date                                                     $0.00

         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) (which excess is to be deposited by the Indenture
          Trustee in the Reserve Account from amounts withdrawn
          from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                     $0.00

         Less: the excess, if any, of the amount on deposit in the Reserve Account
          (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve
          Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the
          Pre-Funding Account in respect of transfers of Subsequent Receivables)                                              $0.00

         Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback
          Subaccount) to cover the excess, if any, of total amount payable over
          Available Funds (see IV above)                                                                                      $0.00
                                                                                                                    ---------------

         Amount remaining on deposit in the Reserve Account (other than the Class A-1
          Holdback Subaccount) after the Distribution Date                                                                    $0.00
                                                                                                                    ---------------
                                                                                                                    ---------------

  XI.    Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date,
          as applicable,                                                                                                      $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
          Original Pool Balance after giving effect to the transfer of
          Subsequent Receivables on the Distribution Date or on a Subsequent
          Transfer Date preceding the Distribution Date))                                                                         0

         Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to
          cover a Class A-1 Maturity Shortfall (see IV above)                                                                 $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
          Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback
          Subaccount to cover a Class A-1 Maturity Shortfall (amount of
          withdrawal to be released by the Indenture Trustee)                                                                 $0.00
                                                                                                                    ---------------

         Class A-1 Holdback Subaccount immediately following the Distribution Date                                            $0.00
                                                                                                                    ---------------
                                                                                                                    ---------------

  XII.   Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the Monthly Period     $144,751,741.52
         Multiplied by Basic Servicing Fee Rate                                              1.25%
         Multiplied by months per year                                                  0.08333333
                                                                                 -----------------

         Basic Servicing Fee                                                                            $150,783.06

         Less: Backup Servicer Fees                                                                           $0.00

         Supplemental Servicing Fees                                                                          $0.00
                                                                                                    ---------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $150,783.06
                                                                                                                        ------------
                                                                                                                        ------------


                                 Page 7 (1998-D)


 XIII.   Information for Preparation of Statements to Noteholders

              a.        Aggregate principal balance of the Notes as of first day of Monthly Period
                           Class A-1 Notes                                                                       $11,614,571.12
                           Class A-2 Notes                                                                       $32,000,000.00
                           Class A-3 Notes                                                                       $55,000,000.00
                           Class A-4 Notes                                                                       $98,614,571.12

              b.        Amount distributed to Noteholders allocable to principal
                           Class A-1 Notes                                                                        $2,102,706.52
                           Class A-2 Notes                                                                                $0.00
                           Class A-3 Notes                                                                                $0.00
                           Class A-4 Notes                                                                        $2,102,706.52

              c.        Aggregate principal balance of the Notes (after
                         giving effect to distributions on the Distribution Date)
                           Class A-1 Notes                                                                        $9,511,864.61
                           Class A-2 Notes                                                                       $32,000,000.00
                           Class A-3 Notes                                                                       $55,000,000.00
                           Class A-4 Notes                                                                       $96,511,864.61

              d.        Interest distributed to Noteholders
                           Class A-1 Notes                                                                                $0.00
                           Class A-2 Notes                                                                                $0.00
                           Class A-3 Notes                                                                          $265,833.33
                           Class A-4 Notes                                                                          $464,310.27

              e.        1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                             from preceding statement)                                                                    $0.00
                        2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                             from preceding statement)                                                                    $0.00
                        3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                             from preceding statement)                                                                    $0.00
                        4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
                             from preceding statement)                                                                    $0.00

              f.        Amount distributed payable out of amounts withdrawn from or pursuant to:
                        1. Reserve Account                                                         $0.00
                        2. Class A-1 Holdback Subaccount                                           $0.00
                        3. Claim on the Note Policy                                                $0.00

              g.        Remaining Pre-Funded Amount                                                                       $0.00

              h.        Remaining Reserve Amount                                                                          $0.00

              i.        Amount on deposit on Class A-1 Holdback Subaccount                                                $0.00

              j.        Prepayment amounts
                           Class A-1 Prepayment Amount                                                                    $0.00
                           Class A-2 Prepayment Amount                                                                    $0.00
                           Class A-3 Prepayment Amount                                                                    $0.00
                           Class A-4 Prepayment Amount                                                                    $0.00

              k.        Prepayment Premiums
                           Class A-1 Prepayment Premium                                                                   $0.00
                           Class A-2 Prepayment Premium                                                                   $0.00
                           Class A-3 Prepayment Premium                                                                   $0.00
                           Class A-4 Prepayment Premium                                                                   $0.00

              l.        Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                           paid by the Trustee on behalf of the Trust                                               $150,783.06

              m.        Note Pool Factors (after giving effect to
                         Distributions on the Distribution Date)
                           Class A-1 Notes                                                                           0.73168189
                           Class A-2 Notes                                                                           1.00000000
                           Class A-3 Notes                                                                           1.00000000
                           Class A-4 Notes                                                                           0.96511865


                                 Page 8 (1998-D)


  XVI.   Pool Balance and Aggregate Principal Balance

                      Original Pool Balance at beginning of Monthly Period                                      $147,522,599.28
                      Subsequent Receivables                                                                      52,477,399.18
                                                                                                            -------------------
                      Original Pool Balance at end of Monthly Period                                            $199,999,998.46
                                                                                                            -------------------
                                                                                                            -------------------

                      Aggregate Principal Balance as of preceding Accounting Date                               $144,751,741.52
                      Aggregate Principal Balance as of current Accounting Date                                 $193,023,727.67




         Monthly Period Liquidated Receivables                              Monthly Period Adminsitrative Receivables

                                    Loan #            Amount                             Loan #                     Amount
                                    ------            ------                             ------                     ------
                      see attached listing               97,546.35              see attached listing                 205,478.49
                                                             $0.00                                                        $0.00
                                                             $0.00                                                        $0.00
                                                            ------                                                        -----
                                                        $97,546.35                                                  $205,478.49
                                                        ----------                                                  -----------
                                                        ----------                                                  -----------


 XVIII.  Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
           Receivables delinquent more than 30 days with respect to all or any
           portion of a Scheduled Payment as of the Accounting Date                     2,008,521.40

         Aggregate Principal Balance as of the Accounting Date                       $193,023,727.67
                                                                                  ------------------


         Delinquency Ratio                                                                                          1.04055674%
                                                                                                                    -----------
                                                                                                                    -----------







IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                                   ARCADIA  FINANCIAL  LTD.

                                   By:        /s/ Scott R. Fjellman
                                              ----------------------------------

                                   Name:      Scott R. Fjellman
                                              ----------------------------------
                                   Title:     Vice President / Securitization


                                 Page 9 (1998-D)